Exhibit 99.1

NASDAQ: AXSM October 2018 © Axsome Therapeutics, Inc.

FLS

Forward-Looking Statements & Safe Harbor

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk.

AXSOME THERAPEUTICS
© Axsome Therapeutics, Inc.
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Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create nov el therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Technologies Enabling new and innovative medicines to treat CNS conditions MoSEIC™ Delivery Metabolic Inhibition Chiral & Formulation Chemistry Chemical Synthesis & Analysis © Axsome Therapeutics, Inc. 4

Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets.
- Patent protection to 2034-2036, worldwide rights.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Granted			Ongoing
	Agitation in Alzheimer's Disease: Fast Track Granted			Ongoing
	Major Depressive Disorder			Ongoing
	Smoking Cessation			Ongoing
AXS-07 (MoSEIC™ Mx + Riz)	Migraine			
AXS-12 (Reboxetine)	Narcolepsy; U.S. Orphan Designation			
AXS-09 (DM + S-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; S-BUP = Esbupropion.

AXSOME THERAPEUTICS Confidential and Proprietary 5

Overview Axsome PPC Candidates and Pipeline • Two differentiated clinical-stage pain and primary care assets targeting growing markets. • Patent protection to 2034, worldwide rights. significant and SPA Received; Fast Track Granted Abbrev iations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahy drate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment Conf idential and Proprietary Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 (DZT) Knee OA with BMLs: CLBP with MCs Ongoing AXS-06 (MoSEIC™ Mx + Eso) OA and RA

© Axsome Therapeutics, Inc. 7 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD) • Major Depressive Disorder (MDD) • Smoking Cessation

AXS-05

CNS Disorders:
Mechanisms of Action

Mechanism of Action	DM	BUP	AXS-05 DM+BUP
	Pharmacodynamic Synergy		
NMDA Receptor Antagonist	✓		✓
Sigma-1R Agonist	✓		✓
Norepinephrine Reuptake Inhibitor	✓	✓	✓
Serotonin Reuptake Inhibitor	✓		✓
Dopamine Reuptake Inhibitor		✓	✓
Nicotinic ACh Receptor Antagonist	✓	✓	✓

DM = Dextromethorphan; BUP = Bupropion. ✓ Present

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AXS-05

CNS Disorders:
Mechanisms of Action

Mechanism of Action	DM	BUP	AXS-05 DM+BUP	ADHD	Anxiety	Alzheimer's	Depression	Fibromyalgia	OCD	Pain	Smoking cessation	Related Agents
	Pharmacodynamic Synergy			Relevant Indications								
NMDA Receptor Antagonist	✓		✓			■	■			■		• Ketamine • Memantine (Namenda®)
Sigma-1R Agonist	✓		✓			■	■		■			• Fluvoxamine (Luvox®) • Donepezil (Aricept®)
Norepinephrine Reuptake Inhibitor	✓	✓	✓				■	■		■		• Duloxetine (Cymbalta®) • Venlafaxine (Effexor®)
Serotonin Reuptake Inhibitor	✓		✓		■		■		■			• Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®)
Dopamine Reuptake Inhibitor		✓	✓	■			■				■	• Bupropion (Wellbutrin®)
Nicotinic ACh Receptor Antagonist	✓	✓	✓	■			■				■	• Bupropion (Wellbutrin®)

DM = Dextromethorphan; BUP = Bupropion. ✓ Present ■ Relevant

1. Indications listed are associated with the mechanism of action and are not related to either DM or BUP, unless specifically noted.
2. Agents do not contain DM or BUP, unless specifically noted.

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AXS-05

CNS Disorders:
Novel Therapy for CNS Disorders

DM Alone


DM
Rapid metabolism
DXO
DM
=
Difficult to achieve potential therapeutic plasma levels.

AXS-05


Inhibits DM metabolism
BUP
DM
DXO
DM
DM concentration increased to therapeutic range
+
BUP
BUP active at CNS receptors
=
• Pharmacokinetic synergy
• Potential pharmacodynamic synergy
• Potential efficacy in CNS disorders

DM = Dextromethorphan; DXO = Dextrorphan; BUP = Bupropion.

- Phase 1 trials with AXS-05 completed:
  - Significant increase in DM plasma levels.
- Phase 3 trials in TRD and AD Agitation initiated.
- Phase 2 trials in MDD and Smoking Cessation initiated.

IP Overview

- 31 issued patents – protection through 2034.

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AXS-05 CNS Disorders: Phase 1 Results Dextromethorphan AUC Dextromethorphan Cmax P<0.0001 P<0.0001 160.0 1700  $' DJLWDWLRQ, 'HSUHVVLRQ* 85 - 883 - 525 -  $EQRUPDO ODXJKLQJ/FU\LQJ† † 53 - 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM concentrations associated with reported therapeutic responses shown (dotted lines). * DM plasma concentrations reported with dose (DM 30 mg + Q 10 mg) resulting patients, and of depressive symptoms in AD and PBA patients. † DM plasma concentrations reported with dose (DM 20 mg + Q 10 mg) resulting PBA patients. Axsome data on f ile. Therapeutic DM concentrations f rom NDA 021879, FDA Clinical Pharmacology Review . DM, Dextromethorphan; Q, Quinidine; BUP, Bupropion; AD, Alzheimer’s disease; PBA, pseudobulbar af f ect in reduction of agitation symptoms in AD in reduction in emotional symptoms in © Axsome Therapeutics, Inc. 11 AUC0-12 ng*hr/mL Cmax ng/mL 1686 28  $' DJLWDWLRQ, 'HSUHVVLRQ* 158.1  $EQRUPDO ODXJKLQJ/FU\LQJ 3.8

AXS-05

CNS Disorders: TRD Overview

- 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.[2]
- Only 1 approved drug for TRD = unmet medical need.
- AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic.
- DM antidepressant effects demonstrated preclinically and clinically.
- Phase 3 interim futility analysis: IDMC recommended trial continuation.
- Phase 2 MDD trial ongoing.



3M patients in the U.S.[1-3]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Granted			Ongoing
	Major Depressive Disorder			Ongoing

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. Marcus SC, Olfson M. *Arch Gen Psychiatry* 2010;67:1265-1273.
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.
3. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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AXS-05 CNS Disorders: TRD Clinical Rationale Depressive Symptom Reduction in AD Agitation Patients Treated with DM and Metabolic Inhibitor2 DM+Q Symptom Reduction in TRD Patients Treated with DM and Metabolic Inhibitor1 Placebo (30/10 mg) 0 0.5 -5 0.0 -10 ** -15 -0.5 -20 Wk 1 Wk 2 Wk 4 Wk 6 Wk 8 Wk 12 Time (weeks) Failed 2 to 10 prior treatments 45% RI SDWLHQWV KDG • 50% UHGXFWLRQ LQ 0$'56 -1.0 P=0.002 • • ** P<0.01 versus baseline 1. Murrough J, et al. J Affect Disord. 2017;218:277-283. 2. Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 13 Change in Montgomery-Asberg Depression Rating (MADRS) Scale Change in Cornell Scale Score ** ** ** DM/Q Titration DM/Q 45/10 mg q 12 hrs

AXS-05

CNS Disorders:
TRD Phase 3 Design

Stride1Study AXS-05

A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD.


1:1 randomization of inadequate responders
Period 1, Open-label (6 weeks)
Period 2, Double-blind (6 weeks)
N=346
Bupropion
Arm A (n=173)
Arm B (n=173)
AXS-05
(BUP + DM)
Bupropion

BUP = Bupropion; DM = Dextromethorphan.

- **Primary Endpoint:** Change in depression score from randomization to end of study, measured using the Montgomery-Åsberg Depression Rating Scale (MADRS).
- **Key Inclusion Criteria:**
  - Male or female 18-65 years old
  - History of inadequate response to 1 or 2 adequate antidepressant treatments
- Interim futility analysis: Conducted at approximately 40% target randomized subjects. IDMC recommended trial continuation.
- Interim efficacy analysis: Planned at approximately 60% target randomized subjects.

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AXS-05

CNS Disorders:
Agitation in AD Overview

- Agitation and aggression seen in approximately 45% of AD patients during 5-year period.[3]
- Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.[4]
- Associated with[4,5]:
  - Accelerated cognitive decline
  - Earlier nursing home placement
  - Increased mortality
- No approved medication = unmet medical need.
- Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients.
- Phase 2/3 ongoing.



2M patients in the U.S.[1,2]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Agitation in Alzheimer's Disease: Fast Track Granted →			Ongoing

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. Ryu, SH, et al. *Am J Geriatr Psychiatry.* 2005;13:976-983.
2. Hebert, LE, et al. *Neurology.* 2013;80:1778-1783.
3. Steinberg M, et al. *Int J Geriatr Psychiatry.* 2008;2:170-177.
4. Antonsdottir IM, et al. *Expert Opin Pharmacother.* 2015;11:1649-1656.
5. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207.

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AXS-05

CNS Disorders:
Agitation in AD Clinical Rationale

- Randomized, double-blind, placebo-controlled, two-stage trial.
  - Placebo (n=125), 30 mg DM + 10 mg quinidine (Q) (n=93), for stage 1.
- DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint.
- Statistically significant improvement in multiple secondary endpoints.
- DM plasma levels achieved with AXS-05 in target therapeutic range.
- Potential for additional contribution from bupropion component of AXS-05.

Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q)


Placebo
DM+Q
0.0
-1.0
-2.0
-3.0
-4.0
Change in NPI Agitation/Aggression Domain
P<0.001

Cummings J, et al. *JAMA*. 2015;314:1242-1254.

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AXS-05 CNS Disorders: Agitation in AD Phase 2/3 Design A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (5 weeks) (BUP + DM) N=435 1:1:1 randomization BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Cohen-Mansfield • Key Inclusion Criteria: Agitation Inventory (CMAI). – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation • Interim futility analysis: Planned at approximately 30% target randomized subjects. • Interim efficacy analysis: Planned at approximately 60% target randomized subjects. © Axsome Therapeutics, Inc. 17 Placebo Arm C (n=145) Bupropion Arm B (n=145) AXS-05 Arm A (n=145)

AXS-05 CNS Disorders: Smoking Cessation Overview • Smoking is single largest cause of preventable death in the U.S.1 • 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.2 • DM component of AXS-05 significantly reduced nicotine self-administration in nicotine-dependent rats. • Bupropion component of AXS-05 has been found to be effective for smoking cessation in clinical trials. • Axsome entered into a research collaboration with Duke 40M patients University to evaluate AXS-05 in a smokers attempting to quit. • Phase 2 trial ongoing. Phase 2 clinical trial in in the U.S.1 on Abbreviations : DM = Dextrom ethorphan; BUP = Bupropion. 1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014. 2. Hughes JR, et al. Addiction. 2004;99(1):29-38. © Axsome Therapeutics, Inc. 18 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Smoking Cessati Ongoing

© Axsome Therapeutics, Inc. 19 AXS-07 MoSEIC™ Meloxicam + Rizatriptan Novel therapy for: • Migraine

AXS-07 AXS-07: MoSEIC™ Meloxicam + Rizatriptan for Migraine • Meloxicam is a new molecule for migraine—not currently approved or used for this indication due to prolonged Tmax • MoSEIC delivery enables its use in abortive treatment of migraine – Rapid Tmax of MoSEIC meloxicam is ideal for migraine treatment – Extended half-life of MoSEIC meloxicam should lead to lower symptom recurrence • AXS-07 combines unique PK of MoSEIC proven efficacy of rizatriptan • FDA Pre-IND written guidance received • Phase 3 initiation anticipated in 2018 meloxicam with 37M patients in the U.S.1 Abbreviations : Mx = Meloxicam ; Riz = Rizatriptan. 1. Pleis JR, et al., Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010. © Axsome Therapeutics, Inc. 20 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-07 (MoSEIC™ Mx + Riz) Migraine

AXS-07 Migraine: MoSEIC™Meloxicam Phase 1 Results Mean Meloxicam Concentrations Meloxicam Tmax after 15 mg Dose 2,500 Mobic® 2,000 MoSEIC™ - Oral 1,500 IV (bolus) IV (infusion) 1,000 IM 500 Mobic® - Oral - 0 1 2 3 4 5 0 1 2 3 4 5 6 7 8 9 10 11 12 14 24 Hours Hours Mobic® (0.5 hour versus 4.5 hours, respectively, • MoSEIC meloxicam Tmax 9 times faster than p<0.0001). • Therapeutic plasma levels achieved within 15 minutes of oral dosing of MoSEIC meloxicam. • MoSEIC meloxicam had higher mean Cmax (p=0.0018), faster time to therapeutic plasma concentration (p<0.0001), and time to half-maximal plasma concentration (p<0.0001) as compared to Mobic®. • Terminal half-lives were approximately 20 hours for MoSEIC meloxicam and 22 hours for Mobic®. Sources: Axsome data on f ile. IV and IM data f rom Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 21 ng/mL MoSEIC™ Meloxicam

AXS-07 AXS-07: Differentiated Clinical Profile for Migraine Rapid absorption & onset of action Based on rapid absorption of MoSEIC meloxicam and expected additive effect of AXS-07 components Strong & consistent pain relief Potential for superior efficacy as compared to current treatments based on expected additive effect of AXS-07 components Sustained pain relief Based on extended MoSEIC meloxicam half-life and expected additive effect of AXS-07 components Pharmaco-economic benefits Potentially superior efficacy expected to result in reduced use of medication and medical services, reduced absenteeism and loss of productivity © Axsome Therapeutics, Inc. 22

© Axsome Therapeutics, Inc. 23 AXS-12 Reboxetine Novel therapy for: • Narcolepsy

AXS-12 CNS Disorders: Narcolepsy Overview • Debilitating sleep disorder characterized by excessive daytime sleepiness (EDS) and cataplexy. • Limited treatment options – All current approved drugs are scheduled – Only one approved agent for cataplexy. • AXS-12 showed potent activity in genetic narcolepsy, and positive effects in human narcolepsy patients. mouse model pilot trial in of Orphan Disease 185,000 patients in the U.S. • Phase 2 start anticipated 4Q 2018 with data estimated 1H 2019. • U.S. Orphan Drug Designation. readout © Axsome Therapeutics, Inc. 24 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-12 (Reboxetine) Narcolepsy; U.S. Or phan Designation

AXS-12 CNS Disorders: Narcolepsy Scientific Rationale Number of narcoleptic episodes Total duration of narcoleptic episodes • Reboxetine dose-dependently reduced (orexin)-deficient mice (P<0.0001) the number of narcoleptic episodes in hypocretin Adapted from Schm idt et al. Behav Brain Res. 2016 Jul 15;308:205-10. © Axsome Therapeutics, Inc. 25

Corporate Barriers to Entry 29 Issued U.S. Patents 2 Issued O-U.S. Patents Claims extending to 2034 >45 pending 3 issued U.S. Patents 2 issued O-U.S. Patent Claims extending >30 pending to 2036 Proprietary Manufacturing Drug Product Formulation Proprietary Manufacturing Drug Product Formulation MoSEIC™ Meloxicam ( A XS-07, A XS-06) AXS-05 AXS-09 AXS-02 ( and relat ed compounds) 91 Issued U.S. Patents 50 Issued O-U.S. Patents Claims extending to 2034 >65 pending Proprietary Manufacturing API Synthesis © Axsome Therapeutics, Inc. 26

Corporate Our Team United Therapeutics Corp. Former President, COO Merck Former CFO Group at UBS Herriot Tabuteau, Chairman MD © Axsome Therapeutics, Inc. 27 Management Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA CFO Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Mark Jacobson, MA SVP, Operations Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director Prior positions at Amgen and Burroughs Wellcome Myrtle Potter Genentech Prior positions at Bristol-Myers Squibb and Mark Saad Bird Rock Bio, Inc. Former COO of the Global Healthcare Mark Coleman, MD Medical Director National Spine and Pain Centers Diplomat of the American Board of Anesthesiology

Corporate Key Financial Information Cash (Pro-Forma)1: $29.2 Million Debt (Face V alue)2: $8.1 Million Common Shares Outstanding (Pro-Forma)1: 29.2 Million Options and Warrants Outstanding3: 5.0 Million • Financial guidance: Cash anticipated to fund operating requirements into the first quarter of 2020. 1. Pro-Form a to include the effect of the equity capital financing com pleted in Sept 2018. 2. Book value of $8.5 m illion. 3. Cons is ts of 2.9 m illion options and 2.1 m illion warrants . © Axsome Therapeutics, Inc. 28 As of June 30, 2018

Overview

Clinical Milestones

Product Candidate	Indication	2018	2019
AXS-05 (DM + BUP)	**TRD**	✓ **STRIDE-1** interim analysis • **STRIDE-1** interim efficacy analysis (4Q 2018)	• **STRIDE-1** top-line results (1H 2019)
	AD Agitation	• **ADVANCE-1** interim analysis (4Q 2018)	• **ADVANCE-1** interim efficacy analysis • **ADVANCE-1** top-line results (2H 2019/1H 2020)
	MDD	✓ **Ph 2** trial start • **Ph 2** top-line results (4Q 2018)	
	Smoking Cessation	✓ **Ph 2** trial start	• **Ph 2** top-line results (1Q 2019)
AXS-07 (MoSEIC™ Mx + Riz)	**Migraine**	• **Ph 3** trial start (4Q 2018)	• **Ph 3** top-line results
AXS-12 (Reboxetine)	**Narcolepsy**	• **Ph 2** trial start (4Q 2018)	• **Ph 2** top-line results (1H 2019)

Abbreviations: AD= Alzheimer's Disease; BUP = Bupropion; DM = Dextromethorphan; MDD = Major Depressive Disorder; Mx = Meloxicam; Riz = Rizatriptan; TRD = Treatment Resistant Depression.

✓ Accomplished milestone.

• Upcoming milestone.

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For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@A xsome.com axsome.com

APPENDIX – AXSOME PPC © Axsome Therapeutics, Inc. 31

Overview Axsome PPC Candidates and Pipeline • Two differentiated clinical-stage pain and primary care assets targeting growing markets. • Patent protection to 2034, worldwide rights. significant and SPA Received; Fast Track Granted Abbrev iations: BML = Bone Marrow Lesions; CLBP = Chronic Low Back Pain; DZT = Disodium Zoledronate Tetrahy drate; Eso = Esomeprazole; MC = Modic Changes; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis; SPA = Special Protocol Assessment Conf idential and Proprietary Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 (DZT) Knee OA with BMLs: CLBP with MCs Ongoing AXS-06 (MoSEIC™ Mx + Eso) OA and RA

© Axsome Therapeutics, Inc. 33 AXS-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs)

AXS-02

Chronic Pain:
Differentiated Therapy

AXS-02
Disodium Zoledronate Tetrahydrate

- Oral Dose
- Long-acting
- Targeted Therapy
- Non-opioid
- Novel Mechanism

Mechanisms of Action

- Inhibits bone-resorbing osteoclasts
- Downregulates acid-sensing† ion channels
- Reduces pro-inflammatory cytokine production
- Anti-angiogenic

†Acid is a well known cause of pain.

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AXS-02

Chronic Pain:
Knee OA with BMLs Overview

- Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).[1]
- BMLs are regions of increased bone turnover, and reduced mineral density.[2,3]
- Zoledronic acid inhibits bone resorption and increases mineral density.
- Phase 3 trial initiated based on positive Phase 2 results with IV zoledronic acid.
- Phase 3 interim analysis: IDMC recommended continuation to full enrollment


MRI: knee side view*
Femur
A
P
BML
Tibia

7M patients in the U.S.[4-9]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02 (DZT)	Knee OA with BMLs: SPA Received; Fast Track Granted			Initiated

Abbreviations: DZT = Disodium Zoledronate Tetrahydrate.

* MRI showing BML in medial tibia from Driban, et al. *Arthritis Res Ther.* 2013;15:R112.

1. Driban JB, et al. *Arthritis Res Ther.* 2013;15:R112.
2. Hunter DJ, et al. *Arthritis Res Ther.* 2009;11:R11.
3. Kazakia GJ, et al. *Osteoarthritis Cartilage.* 2013;21:94-101.
4. Lawrence RC, et al. *Arthritis Rheum.* 2008;58:26-35.
5. Zhang Y, Jordan. *JM Clin Geriatr Med.* 2010;26:355–69.
6. Tanamas SK, et al. *Rheumatology.* 2010;49:2413–19.
7. Guermazi A, et al. *BMJ.* 2012;345:e5339.
8. Jensen OK, et al. *Spine J.* Feb. 14, 2014;pii:S1529-9430(14)00214-9.
9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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AXS-02

Chronic Pain:
Knee OA with BMLs Phase 3 Design

coast-1

Clinical Knee OA Symptom Treatment 1 Study

A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs.

Special Protocol Assessment (SPA) received


Screening, Baseline
Double-blind Phase (24 weeks)
N=346
1:1 randomization
Arm A
(n=173)
AXS-02
(disodium zoledronate tetrahydrate)
Arm B
(n=173)
Placebo

- **Primary Endpoint:** Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS).
- **Key Inclusion Criteria:**
  - Male at least 50 years of age or postmenopausal female, with knee OA and BMLs
  - Moderate or worse knee pain
- **Dosage:** Once per week for six weeks; no drug for remainder of double-blind phase.

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AXS-02

Chronic Pain:
CLBP with MCs Overview

- Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).[1]
- Increased bone turnover on bone scan is seen in M1 lesions.[2]
- Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.[3]
- Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic.
- Phase 2 results: Zoledronic acid reduced pain in patients with CLBP.
- FDA clearance received for IND for Phase 3 trial – initiation planned following readouts from CREATE-1 and STRIDE-1.
- Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain.



1.6M patients in the U.S.[4-7]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-02 (DZT)	CLBP with MCs			

Abbreviations: DZT = Disodium Zoledronate Tetrahydrate.

* MRI showing modic type 1 lesions from Luoma K, et al. *European Congress of Radiology (ECR)*. 2014;Poster B-0458.

1. Zhang Y, et al. *Eur Spine J*. 2008;17:1289-1299.
2. Järvinen J, et al. *Spine: ISSLS Society Meeting Abstracts*. Oct. 2011;Volume Suppl, Abstract GP127.
3. Rahme R, Moussa R. *Am J Neuroradiol*. 2008;29:838–42.
4. Lawrence RC, et al. *Arthritis Rheum*. 2008;58:26-35.
5. Zhang Y, Jordan. *JM Clin Geriatr Med*. 2010;26:355–69.
6. Jensen OK, et al. *Spine J*. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013.

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© Axsome Therapeutics, Inc. 38 AXS-06 MoSEIC™ Meloxicam + Esom eprazole Novel therapy: • Osteoarthritis • Rheumatoid arthritis

MoSEIC™ OA and RA: MoSEIC™Meloxicam Overview • MoSEIC meloxicam is a potent, oral, rapidly-absorbed, once-daily, non-opioid, COX-2 preferential, pain therapeutic. (4-6 hours) which delays its onset of action.1,2 • Standard meloxicam has an extended Tmax • Axsome’s MoSEIC (Molecular Solubility Enhanced Inclusion Complex) technology substantially increases the rate of absorption of meloxicam while maintaining its approximately 20-hour half-life. and similar half-life, compared to Mobic®. • Phase 1 results: 9 times faster Tmax, • Potential utility for migraine, and the • AXS-06 is a fixed-dose combination higher Cmax signs and symptoms of OA and RA. of MoSEIC meloxicam and esomeprazole (to reduce risk of NSAID-associated ulcers). 1. Mobic® (meloxicam) FDA Package Insert. 2. Euller-Ziegler et al., Inflamm Res 50, Supplement 1 (2001) S5–S9. © Axsome Therapeutics, Inc. 39 IP Overview • 5 issued patents and 2 allowed application – protection through 2036. • Pharmacokinetic patents • More than 25 U.S. and international applications.

MoSEIC™

AXS-06:
MoSEIC™ Meloxicam + Esomeprazole for OA & RA

- AXS-06 is a fixed-dose combination of MoSEIC™ meloxicam and esomeprazole
- Being developed to treat OA and RA, and to reduce the risk of NSAID-associated upper GI ulcers
- Potentially best-in-class NSAID profile:
  - Oral administration with IV-like onset of action
  - Long half-life for sustained effect and once-daily dosing
  - Improved GI safety from esomeprazole component
- Positive Phase 1 results: therapeutic meloxicam concentrations within 15 mins, gastroprotective esomeprazole concentrations
- FDA Pre-IND written guidance received
- AXS-06 is Phase 3-ready



120M NSAID TRx per year in the U.S.

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-06 (MoSEIC™ Mx + Eso)	OA and RA →			Phase 3 ready

Abbreviations: Eso = Esomeprazole; Mx = Meloxicam; OA = Osteoarthritis; RA = Rheumatoid Arthritis.

AXSOME THERAPEUTICS
© Axsome Therapeutics, Inc.
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